Exhibit 10.9

EXECUTION COPY

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of March 13, 2012, by and among INTERNATIONAL ADVISORY HOLDINGS CORP., a Delaware corporation (“Holdings”), INTERNATIONAL CONSULTING ACQUISITION CORP., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 16, 2007 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend to certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.             Amendments to Credit Agreement.

1.             Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in correct alphabetical order:

““CCGH Acquisition” shall mean the acquisition by TPI from the Sponsor of all of the outstanding Equity Interests of CCGH Limited so long as (i) no cash or other consideration is paid by Holdings or any of its Subsidiaries in connection therewith other than additional shares of Equity Interests of Holdings, (ii) at the time of such acquisition and immediately after giving effect thereto, (x) CCGH Limited and its Subsidiaries have at least $4,000,000 of unrestricted cash and Cash Equivalents on its balance sheet and (y) CCGH Limited and its Subsidiaries have no material liabilities (contingent or otherwise) other than liabilities incurred in the ordinary course of business and which would not give rise to a Default or an Event of Default under this Agreement and (iii) the documentation for such acquisition shall be in form and substance reasonably satisfactory to the Administrative Agent.”

““CCGH Limited” shall mean CCGH Limited, a company organized under the laws of the United Kingdom.”

““Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of March 13, 2012, among Holdings, the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent and the Lenders party thereto.”

““Fifth Amendment Effective Date” shall mean March 13, 2012.”

2.             Section 9.01(b) of the Credit Agreement is hereby further amended by inserting the text “(which management, discussion and analysis shall also include quarterly utilization rates, average billing rates and headcount for the Borrower and its Subsidiaries for such quarterly accounting period and any other information reasonably requested by the Administrative Agent)” immediately preceding the period appearing at the end of said Section.

3.             Section 9.01(c) of the Credit Agreement is hereby amended by inserting the text “(which management, discussion and analysis shall also include quarterly utilization rates, average billing rates and headcount for the Borrower and its Subsidiaries for such fiscal year and any other information reasonably requested by the Administrative Agent)” immediately preceding the period appearing at the end of said Section.

4.             Section 9.01 of the Credit Agreement is hereby further amended by deleting clause (i) thereof and inserting the following new clauses (i) and (j) in lieu thereof:

“(i)          Board Presentations.  To the extent not otherwise provided hereunder, within five Business Days after the date of any presentation by Holdings or any of its Subsidiaries to the board of directors of the Sponsor, a copy of the financial information with respect to Holdings or any of its Subsidiaries then presented except to the extent (w) Holdings or any of its Subsidiaries is prohibited from providing such information by such Person’s organizational documents, (x) such information pertains to the Credit Agreement, any refinancing thereof or any amendment, supplement or waiver to the Credit Documents, (y) sharing such information would be reasonably likely to cause the loss of any legal privilege or (z) the delivery of any such information to the Lenders hereunder would breach, in the reasonable business judgment of the Sponsor, any fiduciary duty of the Sponsor to its shareholders.

(j)            Other Information.  From time to time, such other information or documents (financial or otherwise) with respect to Holdings or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.”

5.             Section 10.03(vii) of the Credit Agreement is hereby amended by deleting the text “$250,000 in any fiscal year of Holdings” and inserting the text “(i) $250,000 in any fiscal year of Holdings ended on or prior to December 31, 2011 and (ii) $4,000,000 in the aggregate from and after the Fifth Amendment Effective Date or $2,000,000 in any fiscal year of Holdings ending after December 31, 2011”.

6.             Section 10.05 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (xvi) thereof, (ii) deleting the period appearing at the end of clause (xvii) thereof and inserting the text “; and” in lieu thereof, (iii) inserting the text “and succeeding clause (xviii) of this Section 10.05” immediately after the text “clauses (i) through (xvi) of this Section 10.05” appearing in clause (xvii) thereof, and (iv) inserting the following new clause (xviii) immediately following clause (xvii) thereof:

“(xviii) TPI may consummate the CCGH Acquisition.”.

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II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fifth Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fifth Amendment Effective Date (as hereinafter defined), both immediately before and after giving effect to this Fifth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents, are true and correct in all material respects on the Fifth Amendment Effective Date, both immediately before and after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty which by its terms is made as of a specific date shall be true and correct in all material respects only as of such specific date).

2.             The Credit Agreement is modified only by the express provisions of this Fifth Amendment and this Fifth Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when (i) Holdings, the Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid the outstanding fees and expenses of White & Case LLP in connection with the Credit Agreement.

6.             From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:
	Name:	Randy Scheller
	Title:	Vice President & Treasurer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:
	Name:	Randy Scheller
	Title:	Vice President & Treasurer

Signature page to Fifth Amendment to TPI Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:
	Name:	Erin Morrissey
	Title:	Director

By:
	Name:	Benjamin Souh
	Title:	Vice President

Signature page to Fifth Amendment to TPI Credit Agreement